1 Confidential and Proprietary; Do Not Distribute October 30, 2023 GeneDx NASDAQ: WGS One Test: Miss Less. Discover More. Exhibit 99.2

2 Disclaimer This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation may include, but are not limited to, statements about: our future performance and our market opportunity, our expected full year 2023 reported revenue guidance, our expectations regarding our gross margin profile in 2023 and beyond, our use of cash for continuing operations and our cash burn in the second half of 2023 and our turning profitable in 2025, our expectations for our growth and future investment in our business, our expectations regarding our plans to pursue a new strategic direction, improve our operational efficiency and reduce our cash burn (including our plan to remove approximately $40 million in annual operating expense), our ability to scale to profitability, the associated cost savings of our business exits and impact on our gross margins, and our expected use of the proceeds from the new Perceptive debt facility. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, and (iv) our ability to pursue our new strategic direction. The information, opinions and forward- looking statements contained in this announcement speak only as of its date and are subject to change without notice. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, such as Adjusted Gross Profit (Loss), Adjusted Gross Margin and Adjusted EBITDA. We define Adjusted Gross Profit (Loss) as revenue less cost of services, excluding stock-based compensation expense and restructuring costs, and we define Adjusted Gross Margin as our Adjusted Gross Profit (Loss) divided by our revenue. We define Adjusted EBITDA as our net loss adjusted for interest expense, net, income tax expense, depreciation and amortization, stock-based compensation expense, transaction, acquisition and business integration costs, restructuring costs, change in fair market value of financial liabilities and other income. Management believes that these non-GAAP measures of financial results are useful in evaluating the GeneDx's operating performance compared to that of other companies in its industry, as these metrics generally eliminate the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. Please refer to our earnings release for a reconciliation of GAAP to non-GAAP financial measures. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower, Stamford, Connecticut, 06902. Our telephone number is 800-298-6470.

3 Our Mission: Deliver personalized and actionable health insights to inform diagnosis, direct treatment and improve drug discovery.

3Q 2023 and Recent Highlights 4 Grew whole exome and genome test volume by 71% year-over-year $164M in pro forma cash, cash equivalents, marketable securities and restricted cash as of 9/30/23; after $48.8M net financing proceeds received on October 27, 2023 Expanded adjusted gross margins to 48% in the third quarter of 2023 Delivered total revenue of $53M in Q3, which included 42% year-over-year whole exome and genome test revenue growth Narrowed adjusted net loss for the third quarter of 2023 to $21.1 million, an improvement of 70% year-over-year; expecting turn to profitability in 2025

Test Mix Continues to Shift with Growth in WES/WGS Volume 5 WES/WGS tests grew to 13,216 +71% year-over year and +11% vs Q2 $171.0M 2022 total revenue 39% adj gross margin The unadjusted and adjusted results from continuing operations for the applicable quarters include the combination of results from the Legacy GeneDx diagnostic business with the data and information business of Legacy Sema4, and exclude the results of the discontinued Legacy Sema4 diagnostic testing business. Actual results include GeneDx’s continuing operations and the financial impacts of exited Legacy Sema4 business activities.

Revenue Growth driven by WES/WGS 6 $171.0M 2022 total revenue 39% adj gross margin The unadjusted and adjusted results from continuing operations for the applicable quarters include the combination of results from the Legacy GeneDx diagnostic business with the data and information business of Legacy Sema4, and exclude the results of the discontinued Legacy Sema4 diagnostic testing business. Actual results include GeneDx’s continuing operations and the financial impacts of exited Legacy Sema4 business activities. $34M Q3 WES/WGS revenue +42% year-over year; +62% excluding a one-time benefit in Q3 2022 and +28% QoQ >60% exome adjusted gross margin

Our path to profitability Rationalizing Operating Expense ▪ Removing $40 million in specifically identified operating costs, with all remaining investments focused on exome volume and revenue growth Revenue Growth ▪ Revenue growth driven by whole exome/genome testing ▪ Exome revenues, adjusted for a one-time benefit in Q3 2022, grew 62% year-over-year during Q3 2023 ▪ Revenue breakeven level by end of 2025 is achievable with growth rates well below recent exome volume trends Expanding Gross Margins ▪ Exome gross margin is > 60% today; as exome continues to grow as a percent of overall testing, total margin trends to >60% ▪ Scaling back lower margin tests, reducing COGS per test, and increasing collection rates each represent upside to current margin levels Three drivers to sustainable profit $202M Revenue 48% Gross Margin $200M OPEX $25M Net Loss Current Run rate – Q3 ‘23 2024 2025 Break even point For illustrative purposes, not formal guidance

Revenues between $187-192 million for full year 2023 Expanded adjusted gross margin profile 2023 and beyond Expects to use $75 to $79 million of net cash for the second half of 2023, inclusive of servicing obligations of the previously exited business activities Expected to turn profitable in 2025 2023 Guidance Updated October 30, 2023